                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                November 5, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                    0-10503                 94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission              (IRS Employer
                                   File No.)             Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                  75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)





Registrant's Telephone Number, Including Area Code: (214) 692-4700




                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On November 5, 1996, Continental Mortgage and Equity Trust (the "Trust") purchased the Glenwood Apartments in Addison, Texas for $4.2 million (1.9% of the Trust's assets at December 31, 1995). The seller of the property was VRRM, Inc., a Texas corporation. The property was constructed in 1975 and consists of 168 units which were 92% occupied at the date of acquisition. The Trust paid $1.3 million in cash and assumed existing mortgage financing of $2.9 million.

This purchase combined with other property purchases the Trust made in 1996 exceed 10% of the Trust's assets at December 31, 1995.

During 1996, the Trust has sold, or otherwise disposed of, five apartment complexes and one office building. The Trust has recognized a total gain on these dispositions of $9.7 million.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1995 and the nine months ended September 30, 1996. A pro forma balance sheet as of September 30, 1996 is also presented.

A summary of the pro forma transactions follows:

In October 1996, the Trust purchased Glenwood Apartments, a 168 unit apartment complex in Addison, Texas for $4.2 million, exclusive of commissions and closing costs. The Trust paid $1.3 million in cash and assumed the first lien mortgage secured by the apartment complex of $2.9 million. The mortgage bears interest at 9.25% per annum, requires monthly payments of principal and interest of $27,476 and matures November 1, 2004.

The $4.2 million purchase price of Glenwood Apartments is approximately 1.9% of the Trust's assets at December 31, 1995. Although not a significant acquisition in itself, when aggregated with the other acquisitions completed by the Trust in 1996 as described below, such acquisitions constitute a significant acquisition.

In addition to the Glenwood Apartments acquisition discussed above, the Trust purchased two other apartment complexes, six commercial properties and one parcel of raw land in 1996. The properties, located in Texas, Louisiana and Colorado, were purchased for a total of $42.4 million in separate transactions from unaffiliated sellers and represent approximately 20% of the Trust's assets at December 31, 1995. The Trust paid a total of $19.9 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 8.01% to 10% and mature from 1997 to 2001.

The Trust has previously filed audited statements of operations on four of these acquisitions, totaling $23.4 million or 10.7% of the Trust's assets at December 31, 1995.

The Trust has not provided audited financial statements of operations on the remaining five acquisitions totaling $19.0 million or 8.7% of the Trust's assets at December 31, 1995. None of the acquisitions for which audited statements of operations have not been provided exceed 5% of the Trust's assets at December 31, 1995.

In addition to the purchases described above, during 1996 the Trust has sold, or otherwise disposed of, five apartment complexes and one office building. The Trust recognized a total gain on these dispositions of $9.7 million.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.




                     [THIS SPACE INTENTIONALLY LEFT BLANK.]





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



                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996




                                                                                         Glenwood
                                                                          Actual       Apartments(1)  Pro forma
                                                                          ------       ----------     ---------
                                                                                  (dollars in thousands)

     Assets
     ------
Notes and interest receivable
     Performing   . . . . . . . . . . . . . . . . . . . . . . . . . .   $      6,119      $      -   $    6,119
     Nonperforming, nonaccruing   . . . . . . . . . . . . . . . . . .          2,287             -        2,287
                                                                        ------------      --------   ----------
                                                                               8,406             -        8,406

Less - allowance for estimated losses . . . . . . . . . . . . . . . .         (1,188)            -       (1,188)
                                                                        ------------      --------   -----------
                                                                               7,218             -        7,218

Foreclosed real estate held for sale, net of accumulated
     depreciation   . . . . . . . . . . . . . . . . . . . . . . . . .         10,657             -       10,657

Less - allowance for estimated losses . . . . . . . . . . . . . . . .         (4,941)            -       (4,941)
                                                                        ------------      --------   ----------
                                                                               5,716             -        5,716

Real estate held for investment, net of accumulated
     depreciation   . . . . . . . . . . . . . . . . . . . . . . . . .        182,724         4,383      187,107
Investments in marketable equity securities of affiliates,
     at market  . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,676             -        6,676
Investments in partnerships . . . . . . . . . . . . . . . . . . . . .          2,265             -        2,265
Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . .         16,537        (1,497)      15,040
Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,254             -       11,254
                                                                        ------------      --------   ----------
                                                                        $    232,390      $  2,886   $  235,276
                                                                        ============      ========   ==========

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996



                                                                                            Glenwood
                                                                             Actual        Apartments(1)     Pro forma
                                                                             ------        ----------        ---------
                                                                                         (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------
Liabilities
Notes and interest payable  . . . . . . . . . . . . . . . . . . . . .     $  142,516        $     2,886      $   145,402
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .          7,462                  -            7,462
                                                                          ----------        -----------      -----------
                                                                             149,978              2,886          152,864
Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no par value; authorized
     shares, unlimited; issued and outstanding, 4,182,030 shares  . .          8,379                  -            8,379
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . .        258,545                  -          258,545
Accumulated distributions in excess of accumulated
     earnings   . . . . . . . . . . . . . . . . . . . . . . . . . . .       (189,468)                 -         (189,468)
Net unrealizable gains on marketable equity securities  . . . . . . .          4,956                  -            4,956
                                                                          ----------        -----------      -----------

                                                                              82,412                  -           82,412
                                                                          ----------        -----------      -----------

                                                                          $  232,390        $     2,886      $   235,276
                                                                          ==========        ===========      ===========





---------------------------------

(1)The balance sheet effect of all other 1996 property purchases and dispositions are included in the September 30, 1996 actual balances presented.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996


                                                                                           Other
                                                                        Glenwood         Property        Property
                                                              Actual   Apartments(1)   Acquisitions(1)  Dispositions(1)   Pro forma
                                                              ------   ----------      ------------     ------------      ---------
                                                                                            (dollars in thousands)

Income
     Rentals  . . . . . . . . . . . . . . . . . . . . . .    $   33,205     $    810      $   4,960      $   (3,926)     $   35,049
     Interest   . . . . . . . . . . . . . . . . . . . . .           821            -              -               -             821
                                                             ----------     --------      ---------      ----------      ----------
                                                                 34,026          810          4,960          (3,926)         35,870
Expenses
     Property operations  . . . . . . . . . . . . . . . .        20,091          415          2,777          (2,560)         20,723
     Interest   . . . . . . . . . . . . . . . . . . . . .         9,317          210          1,617          (1,079)         10,065
     Depreciation   . . . . . . . . . . . . . . . . . . .         3,565           66            578            (461)          3,748
     Provision for losses   . . . . . . . . . . . . . . .          (884)           -              -               -            (884)
     Advisory fee to affiliate  . . . . . . . . . . . . .         1,300            -              -               -           1,300
     General and administrative   . . . . . . . . . . . .         1,400            -              -               -           1,400
                                                             ----------     --------      ---------      ----------      ----------
                                                                 34,789          691          4,972          (4,100)         36,352
                                                             ----------     --------      ---------      ----------      ----------

Income (loss) from operations.  . . . . . . . . . . . . .          (763)         119            (12)            174            (482)
Equity in income of partnerships. . . . . . . . . . . . .           197            -              -               -            197
Gain on sale of real estate . . . . . . . . . . . . . . .         9,397            -              -               -          9,397
                                                             ----------     --------      ---------      ----------      ----------

Income (loss) before extraordinary
     gain     . . . . . . . . . . . . . . . . . . . . . .         8,831          119            (12)            174           9,112
Extraordinary gain  . . . . . . . . . . . . . . . . . . .           812            -              -               -             812
                                                             ----------     --------      ---------      ----------      ----------

Net income (loss) . . . . . . . . . . . . . . . . . . . .    $    9,643     $    119      $     (12)     $      174      $    9,924
                                                             ==========     ========      =========      ==========      ==========

Earnings per share
     Net income before extraordinary
        gain  . . . . . . . . . . . . . . . . . . . . . .    $     2.08                                                  $     2.14
Extraordinary gain  . . . . . . . . . . . . . . . . . . .           .20                                                         .20
                                                             ----------                                                  ----------
Net income    . . . . . . . . . . . . . . . . . . . . . .    $     2.28                                                  $     2.34
                                                             ==========                                                  ==========
Shares of beneficial interest
     outstanding.   . . . . . . . . . . . . . . . . . . .     4,243,754                                                   4,243,754
                                                             ==========                                                  ==========

-------------------------

(1) Assumes acquisition or disposition by the Trust on January 1, 1996. Pro forma amounts for other property acquisitions are from January 1, through the date of acquisition only, results subsequent to the date of acquisition are included in the "Actual" column.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995



                                                                                           Other
                                                                           Glenwood       Property          Property
                                                              Actual      Apartments(1)  Acquisitions(1)  Dispositions(1)  Pro forma
                                                              ------      ----------     ------------     ------------     ---------
                                                                                       (dollars in thousands)
Income
     Rentals  . . . . . . . . . . . . . . . . . . . . . .     $   37,586     $  1,080      $   6,614     $   (7,339)     $   37,941
     Interest   . . . . . . . . . . . . . . . . . . . . .            723            -              -              -             723
                                                              ----------     --------      ---------     ----------      ----------
                                                                  38,309        1,080          6,614         (7,339)         38,664

Expenses
     Property operations.   . . . . . . . . . . . . . . .         22,682          553          3,702         (4,442)         22,495
     Interest   . . . . . . . . . . . . . . . . . . . . .         10,009          278          2,156         (1,990)         10,453
     Depreciation   . . . . . . . . . . . . . . . . . . .          4,279           88            771           (950)          4,188
     Advisory fee to affiliate.   . . . . . . . . . . . .          1,264            -              -              -           1,264
     General and administrative   . . . . . . . . . . . .          1,207            -              -              -           1,207
     Provision for losses   . . . . . . . . . . . . . . .            541            -              -              -             541
                                                              ----------     --------      ---------     ----------      ----------
                                                                  39,982          919          6,629         (7,382)         40,148
                                                              ----------     --------      ---------     ----------      ----------

     Income (loss) from operations  . . . . . . . . . . .         (1,673)         161            (15)            43          (1,484)
     Equity in income of partnerships   . . . . . . . . .            230            -              -              -             230
                                                              ----------     --------      ---------     ----------      ----------

Net income (loss) . . . . . . . . . . . . . . . . . . . .     $   (1,443)    $    161      $     (15)    $       43      $   (1,254)
                                                              ==========     ========      =========     ==========      ==========


Earnings per share
     Net loss   . . . . . . . . . . . . . . . . . . . . .     $     (.33)                                                $     (.29)
                                                              ==========                                                 ==========

Shares of beneficial interest
     outstanding  . . . . . . . . . . . . . . . . . . . .      4,377,165                                                  4,377,165
                                                              ==========                                                  =========



-------------------------

(1) Assumes acquisition or disposition by the Trust on January 1, 1995.

(b)  Financial statements of properties acquired:

Exhibit
Number                              Description
-------    -----------------------------------------------------------------------------------------------------------
 99.0      Glenwood Apartments Audited Statement of Revenues and Direct Operating Expenses for the year ended December
           31, 1995.


                       --------------------------------



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        CONTINENTAL MORTGAGE AND
                                        EQUITY TRUST





Date:      January 6, 1996              By:    /s/ Thomas A. Holland
     --------------------------            ----------------------------
                                           Thomas A. Holland
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                             Dated November 5, 1996





Exhibit                                                                 Page
Number                           Description                           Number
-------         ------------------------------------------             ------
 99.0           Glenwood Apartments Audited Statement of                 10
                Revenues and Direct Operating Expenses for
                the year ended December 31, 1995.





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